Document and Entity Information	6 Months Ended
Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	ARADIGM CORP
Entity Central Index Key	0001013238
Document Type	S-1
Document Period End Date	Jun 30, 2011
Amendment Flag	false
Entity Filer Category	Smaller Reporting Company

Balance Sheets (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 8,481	$ 5,295	$ 3,903
Short-term investments	899	251	5,228
Receivables	97	180	155
Prepaid and other current assets	480	180	328
Total current assets	9,957	5,906	9,614
Property and equipment, net	1,319	1,553	2,166
Notes receivable	56	54	52
Other assets	583	115	133
Total assets	11,915	7,628	11,965
Current liabilities:
Accounts payable	212	257	572
Accrued clinical and cost of other studies	921	993	670
Accrued compensation	716	327	341
Facility lease exit obligation	108	99	263
Other accrued liabilities	778	450	357
Total current liabilities	2,735	2,126	2,203
Deferred rent, non-current	121	99	136
Facility lease exit obligation, non-current	677	729	828
Other non-current liabilities	75	75	75
Note payable, net of discount and accrued interest	8,145	0	8,896
Total liabilities	11,753	3,029	12,138
Commitments and contingencies
Shareholders' equity (deficit):
Preferred stock, 5,000,000 shares authorized, none outstanding	0	0	0
Common stock, no par value; authorized shares: 213,527,214 at June 30, 2011 and December 31, 2010 and 150,000,000 at December 31, 2009; issued and outstanding shares: 173,114,301 at June 30, 2011; 172,304,235 at December 31, 2010; 102,381,116 at December 31, 2009	359,328	358,424	348,271
Accumulated other comprehensive income	0	0	2
Accumulated deficit	(359,166)	(353,825)	(348,446)
Total shareholders' equity (deficit)	162	4,599	(173)
Total liabilities and shareholders' equity (deficit)	$ 11,915	$ 7,628	$ 11,965

Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Shareholders' equity (deficit):
Preferred stock, shares authorized	5,000,000	5,000,000	5,000,000
Preferred stock, shares outstanding	0	0	0
Common stock, par value	$ 0	$ 0	$ 0
Common stock, shares authorized	213,527,214	213,527,214	150,000,000
Common stock, shares issued	173,114,301	172,304,235	102,381,116
Common stock, shares outstanding	173,114,301	172,304,235	102,381,116

Statements of Operations (USD $) In Thousands, except Share data	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Total revenue	$ 184		$ 366	$ 4,000	$ 4,383	$ 4,883
Operating expenses:
Research and development	1,584	2,736	3,064	5,573	10,210	11,406
General and administrative	1,440	1,382	2,575	2,635	4,485	5,030
Restructuring and asset impairment	10	13	20	26	48	1,874
Total operating expenses	3,034	4,131	5,659	8,234	14,743	18,310
Loss from operations	(2,850)	(4,131)	(5,293)	(4,234)	(10,360)	(13,427)
Interest income	1	4	3	14	20	72
Interest expense	(46)	(109)	(53)	(218)	(318)	(428)
Other income (expense), net	1	108	2	106	844	(4)
Gain from extinguishment of debt					4,435
Loss before income taxes					(5,379)	(13,787)
Income tax benefit						15
Net loss	$ (2,894)	$ (4,128)	$ (5,341)	$ (4,332)	$ (5,379)	$ (13,772)
Basic and diluted net loss per common share	$ (0.02)	$ (0.04)	$ (0.03)	$ (0.04)	$ (0.04)	$ (0.15)
Shares used in computing basic and diluted net loss per common share	170,731	104,891	170,435	102,396	128,660	92,348

Statement of Shareholders' Equity (Deficit) (USD $) In Thousands, except Share data	Total	Common Stock	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit
Beginning Balance at Dec. 31, 2008	$ 8,756	$ 343,426	$ 4	$ (334,674)
Beginning Balance, Shares at Dec. 31, 2008		55,029,384
Issuance of common stock in a public/private offering, net of issuance costs	3,927	3,927
Issuance of common stock in a public/private offering, net of issuance costs, shares		44,663,071
Issuance of common stock under the employee stock purchase plan	45	45
Issuance of common stock under the employee stock purchase plan, shares		371,036
Issuance of restricted stock awards, shares		2,418,250
Reversal of restricted stock award due to forfeiture, shares		(100,625)
Stock-based compensation	873	873
Comprehensive loss:
Net loss	(13,772)			(13,772)
Unrealized loss on available-for-sale investments	(2)		(2)
Total comprehensive loss	(13,774)
Ending Balance at Dec. 31, 2009	(173)	348,271	2	(348,446)
Ending Balance, Shares at Dec. 31, 2009		102,381,116
Issuance of common stock in a public/private offering, net of issuance costs	4,553	4,553
Issuance of common stock in a public/private offering, net of issuance costs, shares		42,229,726
Issuance of common stock to Novo Nordisk, for extinguishment of debt, net of issuance costs	4,680	4,680
Issuance of common stock to Novo Nordisk, for extinguishment of debt, net of issuance costs, shares		26,000,000
Issuance of common stock under the employee stock purchase plan	61	61
Issuance of common stock under the employee stock purchase plan, shares		498,870
Issuance of restricted stock awards, shares		1,824,523
Reversal of restricted stock award due to forfeiture, shares		(630,000)
Stock-based compensation	859	859
Comprehensive loss:
Net loss	(5,379)			(5,379)
Unrealized loss on available-for-sale investments	(2)		(2)
Total comprehensive loss	(5,381)
Ending Balance at Dec. 31, 2010	$ 4,599	$ 358,424	$ 0	$ (353,825)
Ending Balance, Shares at Dec. 31, 2010		172,304,235

Statements of Cash Flows (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net loss	$ (5,341)	$ (4,332)	$ (5,379)	$ (13,772)
Adjustments to reconcile net loss to cash used in operating activities:
Non-cash asset impairment on property and equipment				1,654
Facility lease exit costs				158
Amortization and accretion of investments	1	26	26	21
Depreciation and amortization	240	322	606	1,067
Stock-based compensation expense	378	451	859	873
Compensation expense from warrants for services rendered	428
Loss on disposal of property and equipment			11	4
Gain on extinguishment of debt			(4,526)
Changes in operating assets and liabilities:
Receivables	83	(239)	(25)	238
Prepaid and other current assets	(262)	(171)	148	61
Restricted cash				225
Other assets	(470)	3	16	14
Accounts payable	(46)	376	(314)	(167)
Accrued compensation	389	311	(14)	(710)
Other liabilities	290	138	726	720
Deferred rent	22	(13)	(37)	(63)
Deferred revenue				(4,122)
Facility lease exit obligation	(43)	(124)	(263)	(325)
Net cash used in operating activities	(4,331)	(3,252)	(8,166)	(14,124)
Cash flows from investing activities:
Capital expenditures	(5)	(5)	(5)	185
Purchases of short-term investments (available-for-sale investments)	(1,149)		(521)	(11,438)
Proceeds from sale and maturities of short-term investments (available-for-sale investments)	500	5,200	5,470	8,585
Notes receivable payments				(18)
Net cash provided by (used in) investing activities	(654)	5,195	4,944	(2,686)
Cash flows from financing activities:
Proceeds from public offering of common stock, net			4,553	3,927
Proceeds from private placement of common stock, net		3,719
Proceeds from issuance of common stock to Employee Stock Purchase Plan	60	43	61	45
Proceeds from issuance of note payable	8,111
Net cash provided by financing activities	8,171	3,762	4,614	3,972
Net increase (decrease) in cash and cash equivalents	3,186	5,705	1,392	(12,838)
Cash and cash equivalents at beginning of period	5,295	3,903	3,903	16,741
Cash and cash equivalents at end of period	8,481	9,608	5,295	3,903
Supplemental disclosure of cash flow information:
Cash received for income taxes			(16)	(25)
Cash paid for interest				4
Non cash reduction in note payable from issuance of common stock			$ 4,680

Organization, Basis of Presentation and Liquidity	6 Months Ended
Jun. 30, 2011
Organization, Basis of Presentation and Liquidity [Abstract]
Organization, Basis of Presentation and Liquidity

1.	Organization, Basis of Presentation and Liquidity

Organization

Aradigm Corporation (the “Company,” “we,” “our,” or “us”) is a California corporation, incorporated in 1991, focused on the development and commercialization of drugs delivered by inhalation for the treatment of severe respiratory diseases. The Company’s principal activities to date have included conducting research and development and developing collaborations. Management does not anticipate receiving any revenues from the sale of products in the upcoming year, except for royalty revenue from Zogenix. The Company operates as a single operating segment.

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Certain information and footnote disclosures normally included in financial statements prepared in accordance with United States generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). In the opinion of management, the financial statements reflect all adjustments, which are of a normal recurring nature, necessary for fair presentation. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC on March 25, 2011 (the “2010 Annual Report on Form 10-K”). The results of the Company’s operations for the interim periods presented are not necessarily indicative of operating results for the full fiscal year or any future interim period.

The balance sheet at December 31, 2010 has been derived from the audited financial statements at that date, but does not include all of the information and footnotes required by United States generally accepted accounting principles for complete financial statements. For further information, please refer to the financial statements and notes thereto included in the 2010 Annual Report on Form 10-K.

The accompanying unaudited condensed consolidated financial statements include the accounts of Aradigm Corporation and the Company’s active wholly-owned subsidiary, Aradigm Royalty Financing LLC. All intercompany transactions have been eliminated.

Liquidity

The Company had cash, cash equivalents and short-term investments of approximately  $9.4 million as of June 30, 2011. Management believes that this amount, as well as the proceeds from the July 2011 private placement (see Note 12), will be sufficient to fund operations through at least the second quarter of 2012.

Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include useful lives for property and equipment and related depreciation calculations, estimated amortization period for expenses associated with the June 2011 royalty financing transaction and for payments received from product development and license agreements as they relate to revenue recognition, assumptions for valuing options and warrants, and income taxes. Actual results could differ materially from these estimates.

Cash and Cash Equivalents

All highly liquid investments with maturities of three months or less at the time of purchase are classified as cash equivalents.

Investments

Management determines the appropriate classification of the Company’s investments, which consist solely of debt securities, at the time of purchase. All investments are classified as available-for-sale, carried at estimated fair value and reported in cash and cash equivalents or short-term investments. Unrealized gains and losses on available-for-sale securities are excluded from earnings and losses and are reported as a separate component in the statement of shareholders’ equity until realized. Fair values of investments are based on quoted market prices where available. Investment income is recognized when earned and includes interest, dividends, amortization of purchase premiums and discounts, and realized gains and losses on sales of securities. The cost of securities sold is based on the specific identification method. The Company regularly reviews all of its investments for other-than-temporary declines in fair value. When the Company determines that the decline in fair value of an investment below the Company’s accounting basis is other-than-temporary, the Company reduces the carrying value of the securities held and records a loss equal to the amount of any such decline. No such reductions were required during any of the periods presented.

Property and Equipment

The Company records property and equipment at cost and calculates depreciation using the straight-line method over the estimated useful lives of the respective assets. Machinery and equipment includes external costs incurred for validation of the equipment. The Company does not capitalize internal validation expense. Computer equipment and software includes capitalized computer software. All of the Company’s capitalized software is purchased; the Company has not internally developed computer software. Leasehold improvements are depreciated over the shorter of the term of the lease or useful life of the improvement.

Impairment of Long-Lived Assets

In accordance with Accounting Standards Codification (“ASC”) 360-10, Property, Plant, and Equipment — Overall, the Company reviews for impairment whenever events or changes in circumstances indicate that the carrying amount of property and equipment may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. In the event that such cash flows are not expected to be sufficient to recover the carrying amount of the assets, the assets are written down to their estimated fair values and the loss is recognized in the statements of operations.

Accounting for Costs Associated with Exit or Disposal Activities

In accordance with ASC 420, Exit or Disposal Cost Obligations (“ASC 420”), the Company recognizes a liability for the cost associated with an exit or disposal activity that is measured initially at its fair value in the period in which the liability is incurred. The Company accounted for the partial sublease of its headquarters building as an exit activity and recorded the sublease loss in its statement of operations (see Note 5).

According to ASC 420, costs to terminate an operating lease or other contracts are (a) costs to terminate the contract before the end of its term or (b) costs that will continue to be incurred under the contract for its remaining term without economic benefit to the entity. In periods subsequent to initial measurement, changes to the liability are measured using the credit-adjusted risk-free rate that was used to measure the liability initially.

Revenue Recognition

The Company recognizes revenue under the provisions of the Securities and Exchange Commission issued Staff Accounting Bulletin 104, Topic 13, Revenue Recognition Revised and Updated (“SAB Topic 13”) and ASC 605-25, Revenue Recognition Multiple Elements (“ASC 605-25”). Revenue for arrangements not having multiple deliverables, as outlined in ASC 605-25, is recognized once costs are incurred and collectability is reasonably assured.

In accordance with contract terms, milestone payments from collaborative research agreements are considered reimbursements for costs incurred under the agreements and, accordingly, are recognized as revenue either upon completion of the milestone effort, when payments are contingent upon completion of the effort, or are based on actual efforts expended over the remaining term of the agreement when payments precede the required efforts. Refundable development payments are deferred until specific performance criteria are achieved. Refundable development payments are generally not refundable once specific performance criteria are achieved and accepted.

Collaborative license and development agreements that require the Company to provide multiple deliverables, such as a license, research and product steering committee services and other performance obligations, are accounted for in accordance with ASC 605-25. Under ASC 605-25, delivered items are evaluated to determine whether such items have value to the Company’s collaborators on a stand-alone basis and whether objective reliable evidence of fair value of the undelivered items exists. Deliverables that meet these criteria are considered a separate unit of accounting. Deliverables that do not meet these criteria are combined and accounted for as a single unit of accounting. The appropriate revenue recognition criteria are identified and applied to each separate unit of accounting.

Royalty revenue will be earned under the terms of the asset sale agreement with Zogenix. The Company will recognize revenue when the amounts under this agreement can be determined and when collectability is probable. The Company has no performance obligations under this agreement. The Company anticipates recognizing revenue from quarterly royalty payments one quarter in arrears since it believes it will not be able to determine quarterly royalty earnings until it receives the royalty statements from Zogenix.

Research and Development

Research and development expenses consist of costs incurred for company-sponsored, collaborative and contracted research and development activities. These costs include direct and research-related overhead expenses. The Company expenses research and development costs as such costs are incurred.

Stock-Based Compensation

The Company accounts for share-based payment arrangements in accordance with ASC 718, Compensation-Stock Compensation and ASC 505-50, Equity-Equity Based Payments to Non-Employees which requires the recognition of compensation expense, using a fair-value based method, for all costs related to share-based payments including stock options and restricted stock awards and stock issued under the Company’s employee stock purchase plan. This guidance requires companies to estimate the fair value of share-based payment awards on the date of the grant using an option-pricing model. The Company has adopted the simplified method to calculate the beginning balance of the additional paid-in capital, or APIC pool of excess tax benefits, and to determine the subsequent effect on the APIC pool and statement of cash flows of the tax effects of stock-based compensation awards.

Income Taxes

The Company makes certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments occur in the calculation of certain tax assets and liabilities, which arise from differences in the timing of recognition of revenue and expense for tax and financial statement purposes. As part of the process of preparing the financial statements, the Company is required to estimate income taxes in each of the jurisdictions in which it operates. This process involves the Company estimating its current tax exposure under the most recent tax laws and assessing temporary differences resulting from differing treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities, which are included in the balance sheets.

The Company assesses the likelihood that it will be able to recover its deferred tax assets. It considers all available evidence, both positive and negative, including the historical levels of income and losses, expectations and risks associated with estimates of future taxable income and ongoing prudent and feasible tax planning strategies in assessing the need for a valuation allowance. If the Company does not consider it more likely than not that it will recover its deferred tax assets, the Company records a valuation allowance against the deferred tax assets that it estimates will not ultimately be recoverable. At June 30, 2011 and December 31, 2010, the Company believed that the amount of its deferred income taxes would not be ultimately recovered. Accordingly, the Company recorded a full valuation allowance for deferred tax assets. However, should there be a change in the Company’s ability to recover its deferred tax assets, the Company would recognize a benefit to its tax provision in the period in which it determines that it is more likely than not that it will recover its deferred tax assets.

Net Loss Per Common Share

Basic net loss per common share is computed using the weighted-average number of shares of common stock outstanding during the period less the weighted-average number of restricted shares of common stock subject to repurchase. Potentially dilutive securities were not included in the net loss per common share calculation for the three and six months ended June 30, 2011 and 2010, because the inclusion of such shares would have had an anti-dilutive effect.

Recently Issued Accounting Pronouncements

In April 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-17, Milestone Method of Revenue Recognition a consensus of the FASB Emerging Issues Task Force. This standard provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method for revenue recognition for research and development arrangements. This standard provides guidance on the criteria that should be met to recognize revenue upon achievement of the related milestone event. The ASU is effective for fiscal years (and interim periods within those fiscal years) beginning on or after June 15, 2010. The Company adopted this guidance in the third quarter of 2010. While the Company does not expect the adoption of this standard to have a material impact on the Company’s financial position and results of operations, this standard may impact the Company in the event the Company completes future transactions.

In September 2009, the FASB issued ASU 2009-13 Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements (formerly EITF Issue No. 08-1 “Revenue Arrangements with Multiple Deliverables”). This standard modifies the revenue recognition guidance for arrangements that involve the delivery of multiple elements, such as product, license fees and research and development reimbursements, to a customer at different times as part of a single revenue generating transaction. This standard provides principles and application guidance to determine whether multiple deliverables exist, how the individual deliverables should be separated and how to allocate the revenue in the arrangement among those separate deliverables. The standard also significantly expands the disclosure requirements for multiple deliverable revenue arrangements. While the Company does not expect the adoption of this standard to have a material impact on the Company’s financial position and results of operations, this standard may impact the Company in the event the Company completes future transactions.

In June 2011, the Financial Accounting Standards Board issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder’s equity and instead requires separate statements of comprehensive income. The amendment is effective for the fiscal years, and interim periods within those years, beginning after December 15, 2011. We do not expect the adoption of ASU 2011-05 to have a material impact on our financial position and results of operation.

Organization and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Organization and Summary of Significant Accounting Policies

1.	Organization and Summary of Significant Accounting Policies

Organization

Aradigm Corporation (the “Company”) is a California corporation, incorporated in 1991, focused on the development and commercialization of drugs delivered by inhalation for the treatment of severe respiratory diseases. The Company’s principal activities to date have included conducting research and development and developing collaborations. Management does not anticipate receiving revenues from the sale of any of its products in the upcoming year, except for the royalty revenue from Zogenix. The Company operates as a single operating segment.

Liquidity and Financial Condition

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred significant operating losses and negative cash flows from operations. At December 31, 2010, the Company had an accumulated deficit of  $353.8 million, working capital of  $3.8 million and shareholders’ equity of  $4.6 million. Management believes that the cash resources as of December 31, 2010, along with quarterly royalty payments from Zogenix, are sufficient to meet its obligations through at least the second quarter of 2011 since the Company continues to defer certain discretionary activities. The Company will require additional capital to fund its drug development and operating activities and is currently seeking additional financing, which may include a collaborative arrangement, an equity offering, a royalty monetization or sale or licensing of non-core assets, in order to continue such activities. If the Company is unable to complete such a transaction or is unable to obtain sufficient financing on acceptable terms or otherwise, the Company may be required to further reduce, defer or discontinue its activities or may not be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Use of Estimates

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates include useful lives for property and equipment and related depreciation calculations, estimated amortization period for payments received from product development and license agreements as they relate to the revenue recognition, assumptions for valuing options and warrants, and income taxes. Actual results could differ from these estimates.

Cash Equivalents

All highly liquid investments with maturities of three months or less at the time of purchase are classified as cash equivalents.

Investments

Management determines the appropriate classification of the Company’s marketable securities, which consist solely of debt securities, at the time of purchase. All marketable securities are classified as available-for-sale, carried at estimated fair value and reported in short-term investments. Unrealized gains and losses on available-for-sale securities are excluded from earnings and losses and are reported as a separate component in the statement of shareholders’ equity (deficit) until realized. Fair values of investments are based on quoted market prices where available. Investment income is recognized when earned and includes interest, dividends, amortization of purchase premiums and discounts and realized gains and losses on sales of securities. The cost of securities sold is based on the specific identification method. The Company regularly reviews all of its investments for other-than-temporary declines in fair value. When the Company determines that the decline in fair value of an investment below the Company’s accounting basis is other-than-temporary, the Company reduces the carrying value of the securities held and records a loss in the amount of any such decline. No such reductions have been required during any of the periods presented.

Property and Equipment

The Company records property and equipment at cost and calculates depreciation using the straight-line method over the estimated useful lives of the respective assets. Machinery and equipment includes external costs incurred for validation of the equipment. The Company does not capitalize internal validation expense. Computer equipment and software includes capitalized computer software. All of the Company’s capitalized software is purchased; the Company has not internally developed computer software. Leasehold improvements are depreciated over the shorter of the term of the lease or useful life of the improvement.

The estimated useful lives of property and equipment are as follows:

Computer equipment and software	3 to 5 years
Furniture and fixtures	5 to 7 years
Lab equipment	5 to 7 years
Machinery and equipment	5 years
Leasehold improvements	5 to 17 years

Impairment of Long-Lived Assets

In accordance with Statement of Accounting Standards Codification (“ASC”) 360-10, Property Plant and Equipment — Overall, the Company reviews for impairment whenever events or changes in circumstances indicate that the carrying amount of property and equipment may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. In the event that such cash flows are not expected to be sufficient to recover the carrying amount of the assets, the assets are written down to their estimated fair values and the loss is recognized in the statements of operations (see Note 11).

Accounting for Costs Associated with Exit or Disposal Activities

In accordance with ASC 420, Exit or Disposal Activities the Company recognizes a liability for the cost associated with an exit or disposal activity that is measured initially at its fair value in the period in which the liability is incurred. The Company accounted for the partial sublease of its headquarters building as an exit activity and recorded the sublease loss in its statement of operations (see Note 5).

According to ASC 420, costs to terminate an operating lease or other contracts are (a) costs to terminate the contract before the end of its term or (b) costs that will continue to be incurred under the contract for its remaining term without economic benefit to the entity. In periods subsequent to initial measurement, changes to the liability are measured using the risk-free rate that was used to measure the liability initially.

Revenue Recognition

Contract revenues consist of revenues from grants, collaboration agreements and feasibility studies. The Company recognizes revenue under the provisions of the Securities and Exchange Commission issued Staff Accounting Bulletin 104, Topic 13, Revenue Recognition Revised and Updated (“SAB Topic 13”) and ASC 605-25, Revenue Recognition-Multiple Elements. Revenue for arrangements not having multiple deliverables, as outlined in ASC 605-25, is recognized once costs are incurred and collectability is reasonably assured.

In accordance with contract terms, milestone payments from collaborative research agreements are considered reimbursements for costs incurred under the agreements and, accordingly, are recognized as revenue either upon completion of the milestone effort, when payments are contingent upon completion of the effort, or are based on actual efforts expended over the remaining term of the agreement when payments precede the required efforts. Refundable development payments are deferred until specific performance criteria are achieved. Refundable development payments are generally not refundable once specific performance criteria are achieved and accepted.

Collaborative license and development agreements that require the Company to provide multiple deliverables, such as a license, research and product steering committee services and other performance obligations, are accounted for in accordance with ASC 605-25. Under ASC 605-25, delivered items are evaluated to determine whether such items have value to the Company’s collaborators on a stand-alone basis and whether objective reliable evidence of fair value of the undelivered items exists. Deliverables that meet these criteria are considered a separate unit of accounting. Deliverables that do not meet these criteria are combined and accounted for as a single unit of accounting. The appropriate revenue recognition criteria are identified and applied to each separate unit of accounting.

The Company determined that the Lung Rx collaboration agreement, since it was comprised of multiple deliverables without standalone value, should be treated as a single unit of accounting.

Research and Development

Research and development expenses consist of costs incurred for company-sponsored, collaborative and contracted research and development activities. These costs include direct and research-related overhead expenses. The Company expenses research and development costs as incurred.

Stock-Based Compensation

The Company accounts for share-based payment arrangements in accordance with ASC 718, Compensation-Stock Compensation and ASC 505-50, Equity-Equity Based Payments to Non-Employees which requires the recognition of compensation expense, using a fair-value based method, for all costs related to share-based payments including stock options and restricted stock awards and stock issued under the employee stock purchase plan. These standards require companies to estimate the fair value of share-based payment awards on the date of the grant using an option-pricing model. See Note 9 for further discussion of the Company’s stock-based compensation plans.

Other Income

The Company received notification in October 2010 from the U.S. Internal Revenue Service (IRS) that it was approved to receive three grants in the amount of  $244,479 each for qualified investments in three qualifying therapeutic discovery projects. In July 2010, the Company applied for grants for three projects under the Qualifying Therapeutic Discovery Project. The three projects were: 1) ARD-3150 Liposomal Ciprofloxacin for the Treatment of Non-CF Bronchiectasis, 2) ARD-3100 Liposomal Ciprofloxacin for the Treatment of Non-CF Bronchiectasis and 3) ARD-3100 Liposomal Ciprofloxacin for the Treatment of Cystic Fibrosis. After a determination by U.S. Department of Health and Human Services (HHS) that all three projects met the definition of a “qualifying therapeutic discovery project”, the IRS certified the qualifying investment and approved the award amount of  $244,479 per project, for a total of  $733,438 in awards to the Company. The qualified investments represent 2009 research and development expenses; there are no future performance obligations related to these grants.

Income Taxes

The Company makes certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments occur in the calculation of certain tax assets and liabilities, which arise from differences in the timing of the recognition of revenue and expense for tax and financial statement purposes. As part of the process of preparing the financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. This process involves the estimation of the current tax exposure under the most recent tax laws and assessing temporary differences resulting from differing treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities which are included in the Company’s balance sheets.

The Company assesses the likelihood that they will be able to recover their deferred tax assets. The Company considers all available evidence, both positive and negative, including its historical levels of income and losses, expectations and risks associated with estimates of future taxable income and ongoing prudent and feasible tax planning strategies in assessing the need for a valuation allowance. If the Company does not consider it more likely than not that they will recover their deferred tax assets, they will record a valuation allowance against the deferred tax assets that they estimate will not ultimately be recoverable. At December 31, 2010 and 2009, the Company believed that the amount of their deferred income taxes would not be ultimately recovered. Accordingly, the Company recorded a full valuation allowance for deferred tax assets. However, should there be a change in the Company’s ability to recover its deferred tax assets, they would recognize a benefit to their tax provision in the period in which they determine that it is more likely than not that they will recover their deferred tax assets.

Net Loss Per Common Share

Basic net loss per common share is computed using the weighted-average number of shares of common stock outstanding less the weighted-average number of shares subject to repurchase. Unvested restricted stock awards subject to repurchase totaled 2,448,000 shares and 2,668,000 shares for the years ended December 31, 2010 and 2009, respectively. Potentially dilutive securities were not included in the net loss per share calculation for the years ended December 31, 2010 and 2009 because the inclusion of such shares would have had an anti-dilutive effect.

Potentially dilutive securities include the following (in thousands):

	Years Ended December 31,
	2010	2009

Outstanding stock options	6,355	5,088
Unvested restricted stock awards	2,448	2,668

Significant Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and short-term investments. Risks associated with these instruments are mitigated by banking with, and only purchasing commercial paper and corporate notes from, creditworthy institutions. The maximum amount of loss due to credit risk associated with these financial instruments is their respective fair values as stated in the accompanying balance sheets.

Comprehensive Income (Loss)

ASC 220, Comprehensive Income requires that an entity’s change in equity or net assets during a period from transactions and other events from non-owner sources be reported. The Company reports unrealized gains or losses on its available-for-sale securities as other comprehensive income (loss). Total comprehensive income (loss) has been disclosed on the statement of shareholders’ equity (deficit).

Recently Issued Accounting Pronouncements

In April 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-17, Milestone Method of Revenue Recognition a consensus of the FASB Emerging Issues Task Force. This standard provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method for revenue recognition for research and development arrangements. This standard provides guidance on the criteria that should be met to recognize revenue upon achievement of the related milestone event. The ASU is effective for fiscal years (and interim periods within those fiscal years) beginning on or after June 15, 2010. The Company adopted this guidance in the third quarter of 2010. While the Company does not expect the adoption of this standard to have a material impact on the Company’s financial position and results of operations, this standard may impact the Company in the event the Company completes future transactions.

In September 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-13 Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements (formerly EITF Issue No. 08-1 “Revenue Arrangements with Multiple Deliverables”). This standard modifies the revenue recognition guidance for arrangements that involve the delivery of multiple elements, such as product, license fees and research and development reimbursements, to a customer at different times as part of a single revenue generating transaction. This standard provides principles and application guidance to determine whether multiple deliverables exist, how the individual deliverables should be separated and how to allocate the revenue in the arrangement among those separate deliverables. The standard also significantly expands the disclosure requirements for multiple deliverable revenue arrangements. While the Company does not expect the adoption of this standard to have a material impact on the Company’s financial position and results of operations, this standard may impact the Company in the event the Company completes future transactions.

Cash, Cash Equivalents and Short-Term Investments	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Cash, Cash Equivalents and Short-Term Investments [Abstract]
Cash, Cash Equivalents and Short-Term Investments

3.	Cash, Cash Equivalents and Short-Term Investments

At June 30, 2011 and December 31, 2010, the amortized cost of the Company’s cash, cash equivalents and short-term investments approximated their fair values. The Company considers all liquid investments purchased with a maturity of three months or less to be cash equivalents. All short-term investments at June 30, 2011 mature in less than one year.

The Company invests its cash and cash equivalents and short-term investments in money market funds, commercial paper and corporate and government notes. All of these securities are classified as available-for-sale with the unrealized gain and loss being recorded in accumulated other comprehensive income; there were no unrealized gains or losses at June 30, 2011 and December 31, 2010.

2.	Cash and Cash Equivalents and Short-term Investments

A summary of cash and cash equivalents and short-term investments, classified as available-for-sale and carried at fair value is as follows (in thousands):

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
	Cost	Gain	(Loss)	Fair Value

December 31, 2010
Cash and cash equivalents	$5,295	$—	$—	$5,295

Short-term investments:
U.S. Treasury and agencies	251	—	—	251

Total	$251	$—	$—	$251

December 31, 2009
Cash and cash equivalents	$3,903	$—	$—	$3,903

Short-term investments:
Commercial paper	$500	$—	$—	$500
Certificates of deposit	3,183	2	—	3,185
U.S. Treasury and agencies	1,543	—	—	1,543

Total	$5,226	$2	$—	$5,228

All short-term investments at December 31, 2010 and 2009 mature in less than one year. Unrealized holding gains and losses on securities classified as available-for-sale are recorded in accumulated other comprehensive income. As of December 31, 2010 and 2009 the difference between the fair value and amortized cost of available-for-sale securities were gains of zero and  $2,000, respectively.

Fair Value Measurements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Fair Value Measurements [Abstract]
Fair Value Measurements

4.	Fair Value Measurements

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements, (now referred to as ASC 820) which clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value. Level 1 values are based on quoted prices in active markets. Level 2 values are based on significant other observable inputs. Level 3 values are based on significant unobservable inputs. The following table presents the fair value level for the assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy. The Company does not have any liabilities that are measured at fair value.

	Fair Value Measurements
	(in thousands)
		Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
	Balance	Assets	Inputs	Inputs
Description	June 30, 2011	(Level 1)	(Level 2)	(Level 3)

Cash and cash equivalents	$8,481	$8,481	$—	$—

Short-term investments:
Commercial paper	$399	$—	$399	$—
U.S. treasury and agencies	500	—	500	—

Total	$899	$—	$899	$—

The Company’s cash and cash equivalents at June 30, 2011 consist of cash and money market funds. Money market funds are valued using quoted market prices. The Company’s short-term investments at June 30, 2011 consisted of commercial paper and U.S agency notes. The Company uses an independent third party pricing service to value its commercial paper and other Level 2 investments. The pricing service uses observable inputs such as new issue money market rates, adjustment spreads, corporate actions and other factors and applies a series of matrices pricing model. The Company performs a review of prices reported by the pricing service to determine if they are reasonable estimates of fair value. In addition, the Company performs a review of its securities to determine the proper classification in accordance with the fair value hierarchy.

3.	Fair Value Measurements

Effective January 1, 2008, the Company adopted SFAS 157, Fair Value Measurements. (now referred to as ASC 820) which clarifies the definition of fair value, prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value. Level 1 values are based on quoted prices in active markets. Level 2 values are based on significant other observable inputs. Level 3 values are based on significant unobservable inputs. The following table presents the fair value level for the cash and cash equivalents and short-term investments which represents the assets that are measured at fair value on a recurring basis and are categorized using the fair value hierarchy. The Company does not have any liabilities that are measured at fair value.

	Balance
	December 31,
Description	2010	Level 1	Level 2	Level 3
	(In thousands)

Cash and cash equivalents	$5,295	$333	$4,962	$—
Short-term investments	251	—	251	—

Total	$5,546	$333	$5,213	$—

The Company’s cash and cash equivalents at December 31, 2010 consist of cash, commercial paper, U.S. Treasury and agency notes and money market funds. Money market funds are valued using quoted market prices. The Company’s short-term investments at December 31, 2010 consist of U.S. Treasury notes. The Company uses an independent third party pricing service to value these securities. The pricing service uses observable inputs such as new issue money market rates, adjustment spreads, corporate actions and other factors and applies a series of matrices pricing model. The Company performs a review of prices reported by the pricing service to determine if they are reasonable estimates of fair value. In addition, the Company performs a review of its securities to determine the proper classification in accordance with the fair value hierarchy.

Property and Equipment	12 Months Ended
Dec. 31, 2010
Property and Equipment [Abstract]
Property and Equipment

4.	Property and Equipment

Property and equipment consist of the following (in thousands):

	December 31,
	2010	2009

Machinery and equipment	$4,410	$4,510
Furniture and fixtures	1,138	1,138
Lab equipment	2,150	2,488
Computer equipment and software	2,630	2,630
Leasehold improvements	1,839	1,861

Property and equipment at cost	12,167	12,627
Less accumulated depreciation and amortization	(10,614)	(10,461)

Property and equipment, net	$1,553	$2,166

Depreciation expense was  $606,000 and  $1,067,000 for the years ended December 31, 2010 and 2009, respectively.

Sublease Agreement and Lease Exit Liability	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Sublease Agreement and Lease Exit Liability [Abstract]
Sublease Agreement and Lease Exit Liability

5.	Sublease Agreement and Lease Exit Liability

On July 18, 2007, the Company entered into a sublease agreement with Mendel Biotechnology, Inc. (“Mendel”), under which the Company subleases to Mendel approximately 48,000 square feet of the 72,000 square foot facility located at 3929 Point Eden Way, Hayward, CA. The Company recorded a  $2.1 million impairment expense related to the sublease for the year ended December, 31, 2007.

The Company recorded this expense and the related lease exit liability because the monthly payments the Company expects to receive under the sublease are less than the amounts that the Company will owe the lessor for the sublease space. The fair value of the lease exit liability was determined using a credit-adjusted risk-free rate to discount the estimated future net cash flows, consisting of the minimum lease payments to the lessor for the sublease space and payments the Company will receive under the sublease. The sublease loss and ongoing accretion expense required to record the lease exit liability at its fair value using the interest method have been recorded as part of restructuring and asset impairment expense in the statement of operations.

The lease exit liability activity for the six months ended June 30, 2011 is as follows (in thousands):

Six Months Ended
June 30, 2011

Balance at January 1, 2011	$828
Accretion expense	20
Lease payments	(63)

Balance at June 30, 2011	$785

As of June 30, 2011,  $108,000 of the  $785,000 balance was recorded as a current liability and  $677,000 was recorded as a non-current liability.

5.	Sublease Agreement and Lease Exit Liability:

On July 18, 2007, the Company entered into a sublease agreement with Mendel to lease approximately 48,000 square feet of the Company’s 72,000 square foot headquarters facility located in Hayward, California. In April 2009, the Company entered into an amendment to its sublease agreement with Mendel to sublease to Mendel an additional 1,550 square feet. The Company recorded an additional sublease loss on the amendment since the monthly payments the Company expects to receive are less than the Company will owe the lessor for the subleased space.

During the year ended December 31, 2007, the Company recorded a  $2.1 million lease exit liability and related expense for the expected loss on the sublease, in accordance with ASC 420 Exit or Disposal Cost Obligations, because the monthly payments the Company expects to receive under the sublease are less than the amounts that the Company will owe the lessor for the sublease space. The fair value of the lease exit liability was determined using a credit-adjusted risk-free rate to discount the estimated future net cash flows, consisting of the minimum lease payments to the lessor for the sublease space and payments the Company will receive under the sublease. The sublease loss and ongoing accretion expense required to record the lease exit liability at its fair value using the interest method have been recorded as part of restructuring and asset impairment expense in the statement of operations. The lease exit liability activity for the years ended December 31, 2010 and 2009 are as follows (in thousands):

	Year Ended December 31,
	2010	2009

Balance at beginning of year	$1,091	$1,374
Loss on sublease amendment to Mendel	—	42
Accretion expense	48	61
Lease payments	(311)	(386)

Balance at end of the year	$828	$1,091

The Company classified  $99,000 of the  $828,000 lease exit liability in current liabilities and the remaining  $729,000 in non-current liabilities in the accompanying balance sheet at December 31, 2010. At December 31, 2009, the Company classified  $263,000 of the lease exit liability in current liabilities and  $828,000 in non-current liabilities.

Other Accrued Liabilities	6 Months Ended
Jun. 30, 2011
Other Accrued Liabilities [Abstract]
Other Accrued Liabilities

6.	Other Accrued Liabilities

Other accrued liabilities consist of accrued rent and accrued expenses for legal services, audit-related services and payroll withholding liabilities.

At June 30, 2011, other accrued liabilities consisted of accrued rent of  $410,000, accrued expenses for services of  $335,000 and payroll withholding liabilities of  $33,000. At December 31, 2010, other accrued liabilities consisted of accrued rent of  $235,000, accrued expenses for services of  $178,000 and payroll withholding liabilities of  $37,000. In July 2010, the Company entered into an agreement with the landlord of the Hayward facility to defer a portion of the monthly rent payment over a one year period. The repayment period was over 12 months beginning in September 2011, if not repaid sooner without pre-payment penalty. Deferred amounts accrue interest at 10% per annum.

Other Liabilities	12 Months Ended
Dec. 31, 2010
Other Liabilities [Abstract]
Other Liabilities

6.	Other Liabilities

Other liabilities consist of the following (in thousands):

	December 31,
	2010	2009

Other accrued liabilities:
Accrued expense for services	$413	$302
Payroll withholding liabilities	37	47
Other short term obligations	—	8

Total other accrued liabilities	$450	$357

Other non-current liabilities:
Deposits	$75	$75

Total other non-current liabilities	$75	$75

In July 2010, the Company entered into an agreement with the landlord to defer a portion of its monthly rent payments each month over a one year period. The repayment period will be over 12 months beginning in September 2011. Deferred amounts will accrue interest charges at an interest rate of 10 percent per annum. As of December 31, 2010 the deferred landlord rent and interest that was included in accrued expense for services was  $235,000.

Collaborations and Royalty Agreements	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Collaborations and Royalty Agreements [Abstract]
Collaborations and Royalty Agreements

7.	Collaborations and Royalty Agreements

Zogenix

In August 2006, the Company sold all of its assets related to the Intraject needle-free injector technology platform and products, including 12 United States patents along with foreign counterparts, to Zogenix, Inc., a privately-held pharmaceutical company. Zogenix is responsible for further development and commercialization efforts of Intraject (now rebranded under the name DosePro*). On January 13, 2010, Zogenix announced the U.S. commercial launch of its SUMAVEL* DosePro product. Under the terms of the asset sale agreement, the Company is entitled to receive quarterly royalty payments from Zogenix in the amount of 3% of net sales of DosePro products. Revenue will be recognized from the quarterly royalty payments one quarter in arrears due to the contractual sixty day lag in royalty reporting under the asset sale agreement. The Company recorded recurring royalty revenue of  $184,000 for the quarter ended June 30, 2011.

10.	Collaborations and Royalty Agreements

Lung Rx

On August 30, 2007, the Company signed an Exclusive License, Development and Commercialization Agreement (the “Lung Rx Agreement”) with Lung Rx, Inc., (“Lung Rx”), a wholly-owned subsidiary of United Therapeutics Corporation, pursuant to which the Company granted Lung Rx, upon the payment of specified amounts, an exclusive license to develop and commercialize inhaled treprostinil using the Company’s AERx Essence technology for the treatment of pulmonary arterial hypertension and other potential therapeutic indications. The Company determined that the Lung Rx collaboration agreement, since it was comprised of multiple deliverables without standalone value, should be treated as a single unit of accounting. The Company has received a total of  $4.9 million in milestone, development and other payments under this agreement. Up until the quarter ended September 30, 2009, the Company had not recognized any revenue under the Lung Rx Agreement due to the existence of certain undelivered performance obligations.

On June 1, 2009, the Company received a written notice from United Therapeutics Corporation seeking to terminate the Lung Rx Agreement on July 1, 2009. During the three months ended September 30, 2009, the Company engaged Lung Rx in discussions about continuing or restructuring its collaboration with Lung Rx. These discussions were not successful and the Company concluded that the likelihood of further collaboration with Lung Rx was remote. Therefore, during the three months ended September 30, 2009, the Company recognized  $4.9 million of revenue relating to the Lung Rx Agreement that had been previously deferred. In accordance with the Company’s revenue recognition policy, all amounts were recognized as revenue in the quarter ended September 30, 2009 since the Company no longer had any performance obligations under the Lung Rx Agreement.

Zogenix

In August 2006, the Company sold all of its assets related to the Intraject needle-free injector technology platform and products, including 12 United States patents along with foreign counterparts, to Zogenix, Inc. Zogenix is responsible for further development and commercialization efforts of Intraject (now rebranded under the name DosePro). Under the terms of the asset sale agreement, the Company received a  $4.0 million initial payment from Zogenix and was entitled to a  $4.0 million milestone payment upon initial U.S. commercialization, as well as royalty payments upon commercialization of DosePro products. In December 2007, Zogenix submitted a New Drug Application (“NDA”) with the U.S. Food and Drug Administration (“FDA”) for the migraine drug sumatriptan using the needle-free injector DosePro (“SUMAVEL DosePro”). In March 2008, Zogenix entered into a license agreement to grant exclusive rights in the European Union to Desitin Pharmaceuticals, GmbH to develop and commercialize SUMAVEL DosePro in the European Union. On July 16, 2009, Zogenix announced that it had received approval from the FDA for its NDA for SUMAVEL DosePro needle-free delivery system. On August 3, 2009, Zogenix and Astellas Pharma US, Inc. announced that they had entered into an exclusive co-promotion agreement in the U.S. for the SUMAVEL DosePro needle-free delivery system. Under the announced terms of the agreement, the companies will collaborate on the promotion and marketing of SUMAVEL DosePro with Zogenix focusing their sales activities primarily on the neurology market while Astellas will focus mostly on primary care physicians. Zogenix will have responsibility for manufacturing and distribution of the product.

The Company received from Zogenix a milestone payment of  $4.0 million in the three months ended March 31, 2010 and received recurring royalty payments totaling  $0.4 million during the last half of the year ending December 31, 2010.

Note Payable and Accrued Interest	6 Months Ended
Jun. 30, 2011
Note Payable and Accrued Interest [Abstract]
Note Payable and Accrued Interest

8.	Note Payable and Accrued Interest

On June 21, 2011, the Company entered into an  $8.5 million royalty financing agreement with a syndicate of lenders. The agreement created a debt obligation (the “Term Loan”) that will be repaid through and secured by royalties from net sales of the SUMAVEL DosePro (sumatriptan injection) needle-free delivery system payable to the Company under its Asset Purchase Agreement (“APA”) with Zogenix.

Under the terms of the royalty financing agreement, the Company received a loan of  $8.5 million, less fees, transaction and legal expenses (estimated to be approximately  $473,000) and an additional  $250,000 set aside for an Interest Reserve Account. The lenders will be entitled to receive 100% of all royalties payable to the Company under the APA until the principal and accrued interest of the Term Loan are fully repaid, after which time the benefit of any further royalties made under the APA will accrue to Aradigm. The Term Loan will accrue interest at the rate equal to the greater of a) LIBOR or b) one-and-a-half percent (1.50%), plus a margin of fourteen-and-a-half percent (14.5%). To the extent royalty payments are insufficient to pay accrued and unpaid interest under the financing, the shortfall will be funded from the Interest Reserve Account or, if the account is insufficient to pay all of the interest due, the shortfall will be capitalized and added to the principal balance of the Term Loan. The lenders were granted a security interest in the assets of an Aradigm subsidiary, Aradigm Royalty Financing LLC, which holds Aradigm’s rights to receive royalty payments under the APA. The lenders have no recourse to other assets of Aradigm for repayment of the loan. Amortization of the Term Loan will occur to the extent that royalties payments received for any quarter exceed accrued interest due for that quarter.

The Company has the right to prepay the Term Loan after June 21, 2012, subject to the payment of the principal balance plus a prepayment fee of eight percent (8%) of the outstanding balance if prepaid in months 13-24 following the transaction closing date of June 21, 2011; four percent (4%) if prepaid in months 25-36; and two percent (2%) if prepaid in months 37-48. There will be no prepayment fee for prepaying the Term Loan after the forty-eight (48) month anniversary of the closing date. In addition, the Company has the right to make partial prepayments in an amount no less than the greater of (i) ten percent (10%) of the principal balance of the Term Loan outstanding as of the applicable prepayment date or (ii)  $1,000,000. Under no circumstances will the receipt of royalty payments from Zogenix in excess of the accrued interest then due be considered prepayments under the Term Loan.

In accordance with Accounting Standards Topic 470 — Debt, the Company capitalized the fees, transaction and legal expenses of approximately  $473,000 and recorded this amount in other assets. The capitalized expenses will be amortized to interest expense using the effective interest method over a period of 48 months.

The Interest Reserve account was recorded in prepaid and other current assets.

In connection with the transaction, Aradigm issued to the lenders warrants to purchase a total of 2,840,909 shares of Aradigm common stock at a strike price of  $0.22 per share, representing a 20% premium above the average closing price of Aradigm common stock for the ten trading days immediately preceding the closing of the transaction. The warrants expire on December 31, 2016.

In accordance with Accounting Standards Topic 815, the warrants were treated as equity instruments and their fair value was determined to be approximately  $390,000. The fair value of the warrants is considered a discount against the note and was recorded as a reduction of the note payable. The fair value of the warrants will be amortized to interest expense using the effective interest method over a period of 48 months.

Notes Payable and Accrued Interest and Debt Extinguishment	12 Months Ended
Dec. 31, 2010
Notes Payable and Accrued Interest and Debt Extinguishment [Abstract]
Notes Payable and Accrued Interest and Debt Extinguishment

7.	Notes Payable and Accrued Interest and Debt Extinguishment

On September 15, 2010, the Company closed the issuance to Novo Nordisk A/S of 26,000,000 shares of common stock under a stock purchase agreement, dated as of July 30, 2010, by and among Aradigm and Novo Nordisk A/S (the “Novo Nordisk Stock Purchase Agreement”), in consideration for the termination of all of the Company’s obligations under a promissory note and security agreement dated July 3, 2006 in favor of Novo Nordisk A/S. The closing occurred after the Company held a special meeting of shareholders on September 14, 2010 and obtained the requisite shareholder approval on a proposal to amend its amended and restated articles of incorporation to increase the total number of authorized shares of its common stock to cover the 26,000,000 shares issuable under the Novo Nordisk Stock Purchase Agreement. An amended and restated stock purchase agreement, dated as of January 26, 2005, previously entered into by the Company, Novo Nordisk A/S and Novo Nordisk Pharmaceuticals, Inc. in connection with the January 2005 restructuring transaction with Novo Nordisk was also terminated at the closing. The July 3, 2006 promissory note and security agreement had evidenced, among other things, a loan that had been previously made by Novo Nordisk A/S to the Company in the principal amount of  $7.5 million, which bore interest accruing at 5% per annum and the principal, along with the accrued interest, had been payable in three equal payments of approximately  $3.5 million on July 2, 2012, July 1, 2013 and June 30, 2014.

The Company valued the common stock issued at  $4.7 million using the closing price on the day preceding the day of issuance of the shares following the special meeting of shareholders and recorded the difference between the value of the common stock issued and the carrying value of the note and accrued interest as a “Gain from debt extinguishment” of  $4.5 million in the condensed statement of operations. The “Gain from debt extinguishment” on the consolidated statement of operations was reduced by direct legal costs incurred of  $91,000. The impact on earnings per share was a net gain of  $0.03 as of December 31, 2010.

Leases, Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Leases, Commitments and Contingencies [Abstract]
Leases, Commitments and Contingencies

8.	Leases, Commitments and Contingencies

The Company has a lease for a building containing office and laboratory and manufacturing facilities, which expires in 2016. A portion of this lease obligation was offset by a sublease to Mendel Biotechnology, Inc. (“Mendel”). Future minimum non-cancelable lease payments at December 31, 2010 are as follows (in thousands):

	Operating	Mendel	Net Operating
	Leases	Sub-Lease	Lease Payments

Year ending December 31:
2011	1,639	(986)	653
2012	1,704	(896)	808
2013	1,774	—	1,774
2014	1,844	—	1,844
2015	1,918	—	1,918
2016	1,020	—	1,020

Total minimum lease payments	$9,899	$(1,882)	$8,017

In July 2007, the Company entered into a sublease agreement with Mendel to lease approximately 48,000 square feet of its 72,000 square foot headquarters located in Hayward, California. In April 2009, the Company entered into an amendment to its sublease agreement with Mendel to sublease an additional 1,550 square feet.

The sublease commenced in July 2007 and expires concurrently with the master lease in July 2016. Under the sublease and amendment, Mendel will make monthly base rent payments totaling  $1.7 million (exclusive of the termination fee) through August 2012 that will offset a portion of the Company’s existing building lease obligation. Mendel has the option for early termination of the sublease on September 1, 2012 for a termination fee of  $225,000. If the option to terminate the sublease is not exercised by Mendel, the Company will receive a total of  $4.2 million of additional monthly base rent payments through the expiration of the sublease in 2016. Mendel will also pay the Company for its share of all pass through costs such as taxes, operating expenses and utilities based on the percentage of the facility space occupied by them.

The Company’s monthly rent payments fluctuates under the master lease. In accordance with U.S. generally accepted accounting principles, the Company recognizes rent expense on a straight-line basis. The Company records deferred rent for the difference between the amounts paid and recorded as expense. At December 31, 2010 and 2009, the Company had  $99,000 and  $136,000 of deferred rent, respectively.

For the years ended December 31, 2010 and 2009, building rent expense under operating leases totaled  $661,000 and  $609,000 respectively.

Indemnification

The Company from time to time enters into contracts that contingently require the Company to indemnify parties against third party claims. These contracts primarily relate to: (i) real estate leases, under which the Company may be required to indemnify property owners for environmental and other liabilities, and other claims arising from the Company’s use of the applicable premises, and (ii) agreements with the Company’s officers, directors and employees, under which the Company may be required to indemnify such persons from certain liabilities arising out of such persons’ relationships with the Company. To date, the Company has made no payments related to such indemnifications and no liabilities have been recorded for these obligations on the balance sheets at December 31, 2010 or 2009.

Legal Matters

From time to time, the Company is involved in litigation arising out of the ordinary course of its business. Currently there are no known claims or pending litigation expected to have a material effect on the Company’s overall financial position, results of operations, or liquidity.

Stock-Based Compensation and Stock Options, Awards and Units	6 Months Ended
Jun. 30, 2011
Stock-Based Compensation and Stock Options, Awards and Units [Abstract]
Stock-Based Compensation and Stock Options, Awards and Units

9.	Stock-Based Compensation and Stock Options, Awards and Units

The following table shows the stock-based compensation expense included in the accompanying condensed consolidated statements of operations for the three and six months ended June 30, 2011 and 2010 (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Costs and expenses:
Research and development	$57	$41	$122	$92
General and administrative	133	149	256	359

Total stock-based compensation expense	$190	$190	$378	$451

There was no capitalized stock-based employee compensation cost for the three and six months ended June 30, 2011 and 2010. Since the Company incurred net losses during the quarters ended June 30, 2011 and 2010, there was no recognized tax benefit associated with stock-based compensation expense.

The total amount of unrecognized compensation cost related to non-vested stock options and stock purchases, net of forfeitures, was  $0.5 million as of June 30, 2011. This amount will be recognized over a weighted average period of 1.25 years.

For restricted stock awards, the Company recognizes compensation expense over the vesting period for the fair value of the stock award on the measurement date. The total fair value of restricted stock awards that vested during the six months ended June 30, 2011 was  $79,000. The Company retained purchase rights with respect to 2,344,043 shares of unvested restricted stock awards issued pursuant to stock purchase agreements at no cost per share as of June 30, 2011. As of June 30, 2011, there was  $0.2 million of total unrecognized compensation costs, net of forfeitures, related to non-vested stock awards which are expected to be recognized over a weighted average period of 0.56 years.

Stock Option Plans: 1996 Equity Incentive Plan, 2005 Equity Incentive Plan and 1996 Non-Employee Directors’ Plan

The 1996 Equity Incentive Plan (the “1996 Plan”) and the 2005 Equity Incentive Plan (the “2005 Plan”), which amended, restated and retitled the 1996 Plan, were adopted to provide a means by which selected officers, directors, scientific advisory board members and employees of and consultants to the Company and its affiliates could be given an opportunity to acquire an equity interest in the Company. All employees, directors, officers, scientific advisory board members and consultants of the Company are eligible to participate in the 2005 Plan. During 2000, the Board of Directors approved the termination of the 1996 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). This termination had no effect on options already outstanding under the Directors’ Plan.

Stock Option Activity

The following is a summary of activity under the 1996 Plan, the 2005 Plan and the Directors’ Plan for the six months ended June 30, 2011:

		Options Outstanding
	Shares Available					Weighted
	for Grant of					Average
	Option, Award or	Number of				Exercise
	Unit	Shares	Exercise Price Range			Price

Balance at January 1, 2011	1,959,278	6,354,758	$0.12	—	$64.69	$1.32
Options granted	(500,000)	500,000	0.18	—	0.19	0.19
Options cancelled	84,898	(84,898)	$0.25	—	$64.69	$9.69
Restricted share awards granted	(328,948)	—	—	—	—	—
Restricted share units awarded	(78,947)	—	—	—	—	—

Balance at June 30, 2011	1,136,281	6,769,860	$0.12	—	$24.10	$1.13

Aggregate intrinsic value is the sum of the amounts by which the quoted market price of the Company’s stock exceeded the exercise price of the stock options at June 30, 2011 for those stock options for which the quoted market price was in excess of the exercise price (“in-the-money options”). As of June 30, 2011, options to purchase 4,820,616 shares of common stock were exercisable and had an aggregate intrinsic value of  $52,000. No stock options were exercised during the six months ended June 30, 2011.

A summary of the Company’s unvested restricted stock and performance bonus stock award as of June 30, 2011 is presented below representing the maximum number of shares that could be earned or vested under the 2005 Plan:

		Weighted Average
	Number of	Grant Date Fair
	Shares	Value

Balance at December 31, 2010	2,448,273	$0.44
Restricted share awards issued	328,948	0.19
Restricted share awards vested	(433,178)	0.18

Balance at June 30, 2011	2,344,043	$0.45

During the three months ended June 30, 2011, the Company issued 78,947 shares of restricted stock units with no exercise price to a non-employee member of its Board of Directors. The units will vest on the earlier of either a change in control of the Company or upon the grantee’s termination of service as a Board member. In 2011, the non-employee members of the Board of Directors elected to forego all or a portion of their cash compensation in lieu of the aforementioned restricted stock unit grants and restricted stock awards.

Net Loss Per Common Share	6 Months Ended
Jun. 30, 2011
Net Loss Per Common Share [Abstract]
Net Loss Per Common Share

10.	Net Loss Per Common Share

The Company computes basic net loss per common share using the weighted-average number of shares of common stock outstanding during the period less the weighted-average number of shares of common stock subject to repurchase. The effects of including the incremental shares associated with options, warrants and unvested restricted stock are anti-dilutive, and are not included in the diluted weighted average number of shares of common stock outstanding for the six month periods ended June 30, 2011 and 2010.

The Company excluded the following securities from the calculation of diluted net loss per common share for the six months ended June 30, 2011 and 2010, as their effect would be anti-dilutive (in thousands):

	Six Months
	Ended June 30,
	2011	2010

Outstanding stock options	6,770	4,962
Unvested restricted stock	2,344	2,497
Unvested restricted stock units	412	333
Outstanding common stock warrants	3,591	7,527

Comprehensive Loss	6 Months Ended
Jun. 30, 2011
Comprehensive Loss [Abstract]
Comprehensive Loss

11.	Comprehensive Loss

Comprehensive loss includes net loss and other comprehensive income (loss), which for the Company is primarily comprised of unrealized holding gains and losses on the Company’s available-for-sale securities that are excluded from the accompanying condensed consolidated statements of operations in computing net loss and reported separately in shareholders’ equity. Comprehensive loss and its components are as follows (in thousands):

	Six Months
	Ended June 30,
	2011	2010

Net loss	$(5,341)	$(4,332)
Other comprehensive income (loss):
Change in unrealized gain (loss) on available-for-sale securities	—	(2)

Comprehensive loss	$(5,341)	$(4,334)

Shareholders' Equity	12 Months Ended
Dec. 31, 2010
Shareholders' Equity [Abstract]
Shareholders' Equity

9.	Shareholders’ Equity

On June 21, 2010, the Company closed the June 2010 Private Placement, in which the Company sold 34,702,512 shares of common stock and warrants to purchase an aggregate of 7,527,214 shares of common stock to accredited investors (which included several existing significant investors) under the terms of a securities purchase agreement that was entered into with the investors on June 18, 2010. At the closing of the June 2010 Private Placement, the Company received approximately  $4.1 million in aggregate gross proceeds from the sale of the common stock and the warrants. After deducting for fees and expenses, the aggregate net proceeds from the sale of the common stock and the warrants were approximately  $3.7 million. After the Company held a special meeting of shareholders on September 14, 2010 and obtained the requisite shareholder approval on a proposal to amend the Company’s amended and restated articles of incorporation to increase the total number of authorized shares of common stock to cover the shares issuable upon exercise of the warrants, the warrants were exercised and the Company received approximately  $0.9 million in additional aggregate net proceeds from the exercise of the warrants. The shares were registered for resale on Form S-1 (no. 333-168770). The registration statement was declared effective by the SEC on November 9, 2010.

On February 26, 2009, the Company closed a registered direct offering covering the sale of an aggregate of 44.7 million shares under a shelf registration statement on Form S-3 (no. 333-148623) that was previously filed by the Company on December 21, 2007 and declared effective by the SEC on January 25, 2008. The Company received net proceeds, after offering expenses, of  $3.9 million.

Reserved Shares

At December 31, 2010 the Company had 6,354,758 shares reserved for issuance upon exercise of options under all stock option plans and 1,959,278 shares of common stock reserved for issuance of new option grants. The Company had 2,570,010 shares available for future issuances under the ESPP.

Shareholder Rights Plan

In September 2008, the Company adopted an amended and restated shareholder rights plan, which replaced the rights plan originally adopted in August 1998. Pursuant to the rights plan, as amended and restated, the Company distributes rights to purchase shares of Series A Junior Participating Preferred Stock as a dividend at the rate of one right for each share of common stock outstanding. Until the rights are distributed, the rights trade with, and are not separable from, the Company’s common stock and are not exercisable. The rights are designed to guard against partial tender offers and other abusive and coercive tactics that might be used in an attempt to gain control of the Company or to deprive the Company’s shareholders of their interest in the Company’s long-term value. The shareholder rights plan seeks to achieve these goals by encouraging a potential acquirer to negotiate with the Company’s Board of Directors. The rights will expire at the close of business on September 8, 2018.

Stock Option Plans: 1996 Equity Incentive Plan, 2005 Equity Incentive Plan and 1996 Non-Employee Directors’ Plan

The 1996 Equity Incentive Plan (the “1996 Plan”) and the 2005 Equity Incentive Plan (the “2005 Plan”), which amended, restated and retitled the 1996 Plan, were adopted to provide a means by which officers, non-employee directors, scientific advisory board members and employees of and consultants to the Company and its affiliates could be given an opportunity to acquire an equity interest in the Company. All officers, non-employee directors, scientific advisory board members and employees of and consultants to the Company are eligible to participate in the 2005 Plan.

In April 1996, the Company’s Board of Directors adopted and the Company’s shareholders approved the 1996 Plan, which amended and restated an earlier stock option plan. The 1996 Plan reserved 960,000 shares for future grants. During May 2001, the Company’s shareholders approved an amendment to the Plan to include an evergreen provision. In 2003, the 1996 Plan was amended to increase the maximum number of shares available for issuance under the evergreen feature of the 1996 Plan by 400,000 shares to 2,000,000 shares. The evergreen provision automatically increased the number of shares reserved under the 1996 Plan, subject to certain limitations, by 6% of the issued and outstanding shares of common stock of the Company or such lesser number of shares as determined by the Board of Directors on the date of the annual meeting of shareholders of each fiscal year beginning 2001 and ending 2005. As of December 31, 2010, the Company had 279,866 options outstanding and 35,417 shares were available for future grants under the 1996 Plan.

In March 2005, the Company’s Board of Directors adopted and in May 2005 the Company’s shareholders approved the 2005 Plan, which amended, restated and retitled the 1996 Plan. All outstanding awards granted under the 1996 Plan remain subject to the terms of the 1996 Plan. All stock awards granted on or after the adoption date are subject to the terms of the 2005 Plan. No shares were added to the share reserve under the 2005 Plan other than the shares available for future issuance under the 1996 Plan. Pursuant to the 2005 Plan, the Company had 2,918,638 shares of common stock authorized for issuance. Options (net of canceled or expired options) covering an aggregate of 1,999,252 shares of the Company’s common stock had been granted under the 1996 Plan, and 919,386 shares became available for future grant under the 2005 Plan. In March 2006, the Company’s Board of Directors amended, and in May 2006 the Company’s shareholders approved, the amendment to the 2005 Plan, increasing the shares of common stock authorized for issuance by 2,000,000. In April 2007, the Company’s Board of Directors amended, and in June 2007, the Company’s shareholders approved the amendment to the 2005 Plan, increasing the shares of common stock authorized for issuance by 1,600,000 shares. In March 2008, the Company’s Board of Directors amended, and in May 2008 the Company shareholder’s approved, the amendment to the 2005 Plan, increasing the shares of common stock authorized by 2,700,000. In March 2010, the Company’s Board of Directors amended, and in May 2010 the Company shareholder’s approved the amendment to the 2005 Plan, increasing the shares of common stock authorized by 4,000,000. Shares available for future grants totaled 1,923,861 as of December 31, 2010 for the 2005 Plan.

Options granted under the 2005 Plan expire no later than 10 years from the date of grant. Options granted under the 2005 Plan may be either incentive or non-statutory stock options. For incentive and non-statutory stock option grants, the option price shall be at least 100% and 85%, respectively, of the fair value on the date of grant, as determined by the Company’s Board of Directors. If at any time the Company grants an option, and the optionee directly or by attribution owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option price shall be at least 110% of the fair value and shall not be exercisable more than five years after the date of grant.

Options granted under the 2005 Plan may be immediately exercisable if permitted in the specific grant approved by the Board of Directors and, if exercised early may be subject to repurchase provisions. The shares acquired generally vest over a period of four years from the date of grant. The 2005 Plan also provides for a transition from employee to consultant status without termination of the vesting period as a result of such transition. Under the 2005 Plan, employees may exercise options in exchange for a note payable to the Company, if permitted under the applicable grant. As of December 31, 2010 and 2009, there were no outstanding notes receivable from shareholders. Any unvested stock issued is subject to repurchase agreements whereby the Company has the option to repurchase unvested shares upon termination of employment at the original issue price. The common stock subject to repurchase has voting rights, but cannot be resold prior to vesting. No grants with early exercise provisions have been made under the 2005 Plan and no shares have been repurchased. The Company granted options to purchase 1,990,000 shares and 2,078,000 shares during the years ended December 31, 2010 and 2009, respectively, under the 2005 Plan, which included option grants to the Company’s non-employee directors in the amount of 450,000 shares and 600,000 shares during 2010 and 2009, respectively. The 2005 Plan had 6,074,892 option shares outstanding as of December 31, 2010.

The 1996 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”) had 45,000 shares of common stock authorized for issuance. Options granted under the Directors’ Plan expire no later than 10 years from date of grant. The option price shall be at 100% of the fair value on the date of grant as determined by the Board of Directors. The options generally vest quarterly over a period of one year. During 2000, the Board of Directors approved the termination of the Directors’ Plan. No more options can be granted under the plan after its termination. The termination of the Directors’ Plan had no effect on the options already outstanding. There were 9,736 and 3,407 shares cancelled due to option expirations for the years ended December 31, 2010 and 2009, respectively. As of December 31, 2010, there were no outstanding options in this plan and there were no additional shares available for grant.

The following is a summary of activity under the 1996 Plan, the 2005 Plan and the Directors’ Plan as of December 31, 2010:

		Options Outstanding
						Weighted
	Shares Available					Average
	for Grant of	Number of				Exercise
	Option or Award	Shares	Price per Share			Price

Balance at December 31, 2008	3,987,599	4,185,061	$0.39	—	$120.63	$4.14
Options authorized	—	—	—	—	—	—
Options granted	(2,078,000)	2,078,000	$0.15	—	$0.25	$0.22
Options exercised	—	—	$—		$—	$—
Restricted stock awards granted	(2,418,250)	—	—	—	—	—
Options cancelled	1,174,618	(1,174,618)	$0.17	—	$112.50	$4.34
Restricted share awards cancelled	100,625	—	—	—	—	—
Plan shares cancelled and not reauthorized	(3,407)	—	$41.25	—	$42.19	$41.78

Balance at December 31, 2009	763,185	5,088,443	$0.15	—	$120.63	$2.49
Shares added	4,000,000	—	$—	—	$—	$—
Options granted	(1,990,000)	1,990,000	$0.12	—	$0.18	$0.17
Options exercised	—	—	—	—	—	—
Restricted stock awards granted	(2,157,856)	—	—	—	—	—
Options cancelled	723,685	(723,685)	$0.25	—	$120.63	$6.43
Restricted share awards cancelled	630,000	—	—	—	—	—
Plan shares cancelled and not reauthorized	(9,736)	—	$107.81	—	$120.63	$113.26

Balance at December 31, 2010	1,959,278	6,354,758	$0.12	—	$64.69	$1.32

The following table summarizes information about stock options outstanding and exercisable as of December 31, 2010:

	Options Outstanding
		Weighted		Options Exercisable
		Average	Weighted		Weighted
	Number	Remaining	Average		Average
	Of	Contractual	Exercise	Number of	Exercise
Exercise Price Range	Shares	Life (In Years)	Price	Shares	Price

$0.12 — $0.15	456,000	9.42	$0.13	151,500	$0.12
$0.16 — $0.23	2,194,000	9.31	0.18	826,250	0.17
$0.24 — $0.39	1,083,031	7.98	0.28	514,059	0.28
$0.40 — $0.87	90,000	7.42	0.81	83,437	0.83
$0.88 — $1.41	497,861	6.27	1.31	462,919	1.30
$1.42 — $1.87	1,672,000	6.03	1.72	1,521,812	1.74
$1.88 — $4.75	93,300	4.29	3.99	93,300	3.99
$4.76 — $9.45	137,700	3.59	6.06	137,700	6.06
$9.46 — $34.00	130,026	1.37	21.17	130,026	21.17
$34.01 — $64.69	840	0.10	63.93	840	63.93

	6,354,758	7.60	$1.32	3,921,843	$1.95

Aggregate intrinsic value is the sum of the amounts by which the quoted market price of the Company’s stock exceeded the exercise price of the stock options at December 31, 2010 and 2009 for those stock options for which the quoted market price was in excess of the exercise price (“in-the-money options”). As of December 31, 2010 and 2009, the aggregate intrinsic value of options outstanding was  $26,000 and zero, respectively. As of December 31, 2010, options to purchase 3,921,843 shares of common stock were exercisable and had an aggregate intrinsic value of  $14,000. No stock options were exercised in 2010 or 2009.

A summary of the activity of the Company’s unvested restricted stock and performance bonus stock award activities for the years ending December 31, 2010 and 2009 is presented below. The ending balances represent the maximum number of shares that could be earned or vested under the 2005 Plan:

	Number of	Weighted Average
	Shares	Grant Date Fair Value

Balance at December 31, 2008	703,535	$1.60
Restricted stock awards granted	2,418,250	0.16
Restricted share awards vested	(353,154)	0.90
Restricted share awards cancelled	(100,625)	0.99

Balance at December 31, 2009	2,668,006	0.41
Restricted stock awards granted	1,824,523	0.16
Restricted share awards vested	(1,414,256)	0.19
Restricted share awards cancelled	(630,000)	0.13
Balance at December 31, 2010	2,448,273	0.44

For restricted stock awards, the Company recognizes compensation expense over the vesting period for the fair value of the stock award on the measurement date. The Company’s 2010 restricted stock awards granted included 100,000 shares with vesting provisions based solely on the achievement of performance-based milestones. The Company’s 2009 restricted stock awards granted included 600,000 shares with vesting provisions based solely on the achievement of performance-based milestones. One of the restricted performance-based milestone awards from 2009 for 200,000 shares was achieved in 2010 and the rest were cancelled as the performance-based criteria were not met. The Company records expense for these awards if achievement of the award is probable. Expense is recorded over the estimated service period until the performance-based milestone is achieved.

The total fair value of restricted stock awards that did vest during the years ended December 31, 2010 and 2009 was  $169,000 and  $66,000, respectively. The Company retained purchase rights to 2,448,000 and 2,668,000 shares of unvested restricted stock awards issued pursuant to stock purchase agreements at no cost per share as of December 31, 2010 and 2009, respectively. Total employee stock-based compensation expense for restricted stock awards was  $405,000 and  $346,000 for the years ended December 31, 2010 and 2009, respectively.

During the year ended December 31, 2010, the Company issued 333,333 shares of restricted stock units with no exercise price to non-employee members of its Board of Directors. The units will vest on the earlier of either a change in control of the Company or upon the grantee’s termination of service as a Board member, In 2010, the non-employee members of the Board of Directors elected to forego all or a portion of their cash compensation in lieu of the aforementioned restricted stock unit grants and restricted stock awards.

Employee Stock Purchase Plan

Employees generally are eligible to participate in the Employee Stock Purchase Plan (“ESPP”) if they have been continuously employed by the Company for at least 10 days prior to the first day of the offering period and are customarily employed at least 20 hours per week and at least five months per calendar year and are not a 5% or greater shareholder. Shares may be purchased under the ESPP at 85% of the lesser of the fair market value of the common stock on the grant date or purchase date. Employee contributions, through payroll deductions, are limited to the lesser of 15% of earnings or  $25,000.

As of December 31, 2010, a total of 1,979,990 shares had been issued under the ESPP. In April 2008, the Company’s Board of Directors amended, and in May 2008 the Company’s shareholder approved, the amendment to the ESPP increasing the shares of common stock authorized by 1,000,000. In April 2009, the Company’s Board of Directors amended, and in May 2009 the Company’s shareholders approved, the amendment to the ESPP increasing the number of shares of common stock authorized by 2,500,000. As of December 31, 2010, there was a balance of 2,570,010 available authorized shares. Compensation expense was  $63,000 and  $55,000 for the years ended December 31, 2010 and 2009, respectively. The fair value of employee stock purchase rights under the ESPP is determined using the Black-Scholes option pricing model and the following weighted average assumptions:

	Years Ended December 31,
	2010	2009

Employee Stock Purchase Plan
Dividend yield	0.0%	0.0%
Volatility factor	136.0%	115.4%
Risk-free interest rate	1.0%	0.9%
Expected life (years)	2.00	2.00
Weighted-average fair value of purchase rights granted during the period	$0.12	$0.11

Stock-Based Compensation Expense

The Company adopted the fair value recognition provisions of SFAS No. 123(R), Share-based Payment, (now referred to as ASC 718) effective January 1, 2006. Stock-based compensation expense is based on the fair value of that portion of stock options and restricted stock awards that are ultimately expected to vest during the period. Stock-based compensation expense recognized in the statement of operations during 2010 and 2009 included compensation expense for stock-based awards granted prior to, but not yet vested, as of December 31, 2005, based on the grant date fair value estimated in accordance with the pro forma provisions of SFAS 123, and share-based payment awards granted subsequent to December 31, 2005 based on the grant date fair value estimated in accordance with SFAS 123(R). For stock options granted after January 1, 2006, the fair value of each award is amortized using the straight-line single-option method. For share awards granted prior to 2006, the fair value of each award was amortized using the accelerated multiple-option valuation method prescribed by SFAS 123(R). Stock-based compensation expense is based on awards ultimately expected to vest, therefore, it has been reduced for estimated forfeitures. The Company’s estimated forfeiture rate is based on historical experience.

The following table shows stock-based compensation expense included in the statement of operations for the years ended December 31, 2010 and 2009, respectively (in thousands, except per share amounts):

	2010	2009

Costs and Expenses
Research and development	$218	$305
General and administrative	641	568

Total stock-based employee compensation expense	$859	$873

Impact on basic and diluted net loss per common share	$(0.01)	$(0.01)

There was no capitalized stock-based compensation cost as of December 31, 2010. Since the Company has cumulative net losses through December 31, 2010, there was no tax benefit associated with stock-based compensation expense.

The total amount of unrecognized compensation cost related to non-vested stock options and stock purchases net of forfeitures, was  $361,000 as of December 31, 2010. This amount will be recognized over a weighted average period of 1.50 years. As of December 31, 2010,  $299,000 of total unrecognized compensation costs, net of forfeitures, related to non-vested awards is expected to be recognized over a weighted average period of 0.92 years.

Valuation Assumptions

The fair value of options was estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is based on the historical volatility of the Company’s common stock for similar terms. The expected term was estimated using a lattice model prior to 2010, and the simplified method was used in 2010 as allowed in SAB No. 110, since the Company’s recent exercise and forfeiture history was not representative of the expected term of options granted during the year. The expected term represents the estimated period of time that stock options are expected to be outstanding, which is less than the contractual term which is generally ten years. The risk-free interest rate is based on the U.S. Treasury yield. The expected dividend yield is zero, as the Company does not anticipate paying dividends in the near future. The weighted average assumptions for employee and non-employee options are as follows:

	Years Ended December 31
	2010	2009

Dividend yield	0.0%	0.0%
Volatility factor	98.7%	91.6%
Risk-free interest rate	1.7%	1.3%
Expected term (years)	5.5	3.7
Weighted-average fair value of options granted during the periods	$0.13	$0.14

Stock-Based Compensation for Non-Employees

The Company accounts for options issued to non-employees under ASC 505-50, Equity — Equity Based Payments to Non-Employees, using the Black-Scholes option-pricing model. The value of such non-employee options are periodically re-measured over their vesting terms.

Asset Impairment	12 Months Ended
Dec. 31, 2010
Asset Impairment [Abstract]
Asset Impairment

11.	Asset Impairment

In accordance with U.S. GAAP, the Company reviews for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. For the quarter ended September 30, 2009, the Company concluded that the termination of the Lung Rx Agreement and the subsequent suspension of development activities warranted reviewing AERx technology assets for impairment. The Company determined that the production equipment used to manufacture the AERx product constituted an asset group that should be reviewed for impairment. These assets are presently idle and primarily consist of customized AERx production equipment that does not have an active resale market due to the specialized nature of the assets. The Company determined that the net book value of these assets exceeded the expected future cash flows.

Accordingly, the Company recorded an impairment charge of  $1.6 million to write down the assets to their estimated fair value. The Company recorded this charge as a component of restructuring and asset impairment on its statement of operations. In addition, the Company recorded  $0.3 million in restructuring and asset impairment expense related to lease exit activities.

Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Employee Benefit Plans [Abstract]
Employee Benefit Plans

12.	Employee Benefit Plans

The Company provides a 401(k) Plan for all full-time employees. Employees can contribute on a pretax basis up to the 2010 statutory limit of  $16,500 (plus an additional  $5,500 for employees that are 50 years and older). The Company matches employees’ contributions on 50% of the first 6% of an employee’s contribution. The Company’s employer matching contribution expense was  $35,000 and  $62,000 in 2010 and 2009, respectively.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

13.	Income Taxes

In 2010 and 2009, the Company recorded an income tax benefit of zero and  $15,000, respectively. The income tax benefits were a result of the refundable research and development credit that was enacted in 2008. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for tax purposes as well as net operating loss and tax credit carryforwards.

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2010	2009

Net operating loss carryforwards	$9,114	$7,962
Research and development credits	6,461	6,389
Federal orphan drug credits	3,801	3,360
Debt extinguishment	(1,149)	—
Other	1,922	1,818

Total deferred tax assets	20,149	19,529
Valuation allowance	(20,149)	(19,529)

Net deferred tax assets	$—	$—

The Company considers all available evidence, both positive and negative, including historical levels of taxable income, expectations and risks associated with estimates of future taxable income, and ongoing prudent and feasible tax planning strategies in assessing the need for a valuation allowance. At December 31, 2010 and 2009, based on the Company’s analysis of all available evidence, both positive and negative, it was considered more likely than not that the Company’s deferred tax assets would not be realized, and as a result, the Company recorded a valuation allowance for its deferred tax assets. The valuation allowance increased by  $0.6 million during the year ended December 31, 2010 and increased by  $7.6 million during the year ended December 31, 2009. In accordance with ASC 718 Compensation-Stock Compensation, the Company has excluded from deferred tax assets those tax benefits attributable to employee stock option exercises.

The difference between the income tax benefit and the amount computed by applying the federal statutory income tax rate to loss before income taxes is as follows (in thousands):

	Year Ended December 31,
	2010	2009

Income tax benefit at federal statutory rate	$(1,882)	$(4,825)
Expired net operating losses	65	11
State taxes (net of federal)	(116)	(847)
Credits	(2,621)	(2,408)
Other	85	425
Reduction in deferred tax assets due to Section 382 limitations	3,849	—

Change in valuation allowance	620	7,629

Total	$—	$(15)

As of December 31, 2010, the Company had federal net operating loss carryforwards of approximately  $22.5 million, federal research and development tax credit carryforwards of approximately  $0.1 million and federal orphan drug credit carryforwards of approximately  $3.8 million, which expire in the years 2011 through 2030. The Company also had California net operating loss carryforwards of approximately  $21.5 million, which expire in the years 2011 through 2030, and California research and development tax credit carryforwards of approximately  $9.8 million, which do not expire. None of the federal and state net operating loss carryforwards represent stock option deductions arising from activity under the Company’s stock option plan.

The Company’s federal and state net operating loss (NOL’s) and tax credit carryforwards are subject to substantial annual limitations as a result of certain ownership changes that occurred in 2010 and prior years. Federal net operating loss (NOL) carryforwards totaling  $22.5 million will be available from 2011 to 2028, subject to the annual limitations. Federal tax credit carryforwards totaling  $2.8 million will be available from 2021 to 2030, subject to the annual limitations. State operating loss carryforwards totaling  $21.5 million will be available from 2012 to 2030, subject to the annual limitations. State tax credit carryforwards totaling  $9.8 million will be available commencing in 2031. The Company’s use of its net operating loss and credit carryforwards may be subject to further annual limitations for ownership changes occurring after December 31, 2010. The annual limitations or any future limitations could result in the expiration of the net operating loss and credit carryforwards before utilization.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is subject to U.S. federal and state income tax examinations by tax authorities for tax years 1995 through 2009 due to net operating losses that are being carried forward for tax purposes.

The Company does not have any unrecognized tax benefits, or interest and penalties accrued on unrecognized tax benefits, at December 31, 2010, or during the two years then ended. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

Quarterly Results of Operations	12 Months Ended
Dec. 31, 2010
Quarterly Results of Operations (unaudited) [Abstract]
Quarterly Results of Operations (unaudited)

14.	Quarterly Results of Operations (unaudited)

Following is a summary of the quarterly results of operations for the years ended December 31, 2010 and 2009 (in thousands, except per share amounts):

	March 31,	June 30,	September 30,	December 31,
	2010	2010	2010	2010

Total revenue	$4,000	$—	$239	$144

Operating expenses:
Research and development	2,837	2,736	2,403	2,234
General and administrative	1,253	1,382	895	955
Restructuring and asset impairment	13	13	11	11

Total expenses	4,103	4,131	3,309	3,200

Loss from operations	(103)	(4,131)	(3,070)	(3,056)
Net interest expense	(99)	(105)	(92)	(2)
Other income (expense), including extinguishment of debt	(2)	108	4,477	696

Loss before income taxes	(204)	(4,128)	1,315	(2,362)
Income tax benefit (provision)	—	—	—	—

Net income (loss)	$(204)	$(4,128)	$1,315	$(2,362)

Basic and diluted net income (loss) per common share	$(0.00)	$(0.04)	$0.01	$(0.01)

Shares used in computing basic net loss per common share	99,872	104,891	139,167	169,824

Shares used in computing diluted net loss per common share	99,872	104,891	140,177	169,824

	March 31,	June 30,	September 30,	December 31,
	2009	2009	2009	2009

Total revenues	$—	$—	$4,883	$—

Operating expenses:
Research and development	3,726	2,927	2,426	2,327
General and administrative	1,398	1,368	1,323	941
Restructuring and asset impairment	17	205	1,638	14

Total expenses	5,141	4,500	5,387	3,282

Loss from operations	(5,141)	(4,500)	(504)	(3,282)
Net interest expense	(76)	(91)	(93)	(96)
Other income (expense)	(1)	(3)	1	(1)

Loss before income taxes	(5,218)	(4,594)	(596)	(3,379)
Income tax benefit	—	—	—	15

Net loss	$(5,218)	$(4,594)	$(596)	$(3,364)

Basic and diluted net loss per common share	$(0.07)	$(0.05)	$(0.01)	$(0.03)

Shares used in computing basic and diluted net loss per common share	70,704	99,298	99,347	99,648

Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

12.	Subsequent Events

July 2011 Private Placement

On July 5, 2011, the Company entered into a definitive agreement for the sale of common stock to three existing shareholders, including accounts managed by First Eagle Investment Management LLC and Tavistock Life Sciences, in a private placement for aggregate gross proceeds of  $4.75 million. The closing of the private placement occurred on July 7, 2011. Under the terms of the agreement, the Company agreed to sell an aggregate of 25,000,000 shares of common stock at a price of  $0.19 per share. After deducting for fees and expenses, the net proceeds from the sale of the shares of common stock are anticipated to be approximately  $4.4 million. The Company will be required, among other things, to file a resale registration statement within 30 days following the closing that covers the resale by the purchasers of the shares.

15.	Subsequent Events

June 2011 Royalty Financing

On June 21, 2011, the Company entered into an  $8.5 million royalty financing agreement with a syndicate of lenders. The agreement created a debt obligation (the “Term Loan”) that will be repaid through and secured by royalties from net sales of the SUMAVEL DosePro (sumatriptan injection) needle-free delivery system payable to the Company under its Asset Purchase Agreement (“APA”) with Zogenix.

Under the terms of the royalty financing agreement, the Company received a loan of  $8.5 million, less fees, transaction and legal expenses (estimated to be approximately  $400,000) and an additional  $250,000 set aside for an Interest Reserve Account. The lenders will be entitled to receive 100% of all royalties payable to the Company under the APA until the principal and accrued interest of the Term Loan are fully repaid, after which time the benefit of any further royalties made under the APA will accrue to Aradigm. The Term Loan will accrue interest at the rate equal to the greater of a) LIBOR or b) one-and-a-half percent (1.50%), plus a margin of fourteen-and-a-half percent (14.5%). To the extent royalty payments are insufficient to pay accrued and unpaid interest under the financing, the shortfall will be funded from the Interest Reserve Account or, if the account is insufficient to pay all of the interest due, the shortfall will be capitalized and added to the principal balance of the Term Loan. The lenders were granted a security interest in the assets of an Aradigm subsidiary, Aradigm Royalty Financing LLC, which holds Aradigm’s rights to receive royalty payments under the APA. The lenders have no recourse to other assets of Aradigm for repayment of the loan. Amortization of the Term Loan will occur to the extent that royalties payments received for any quarter exceed accrued interest due for that quarter.

The Company has the right to prepay the Term Loan after June 21, 2012, subject to the payment of the principal balance plus a prepayment fee of eight percent (8%) of the outstanding balance if prepaid in months 13-24 following the transaction closing date of June 21, 2011; four percent (4%) if prepaid in months 25-36; and two percent (2%) if prepaid in months 37-48. There will be no prepayment fee for prepaying the Term Loan after the forty-eight (48) month anniversary of the closing date. In addition, the Company has the right to make partial prepayments in an amount no less than the greater of (i) ten percent (10%) of the principal balance of the Term Loan outstanding as of the applicable prepayment date or (ii)  $1,000,000. Under no circumstances will the receipt of royalty payments from Zogenix in excess of the accrued interest then due be considered prepayments under the Term Loan.

In connection with the Transaction, Aradigm issued to the lenders warrants to purchase a total of 2,840,909 shares of Aradigm common stock at a strike price of  $0.22 per share, representing a 20% premium above the average closing price of Aradigm common stock for the ten trading days immediately preceding the closing of the Transaction. The warrants expire on December 31, 2016. The  $0.4 million calculated fair value of the warrants, as well as the  $250,000 that was established as the Interest Reserve Account, were recorded in prepaid and other current assets. In accordance with Accounting Standards Topic 470 — Debt , the Company also recorded  $473,000 of loan costs which were capitalized and recorded in other assets. The fair value of the warrants and the capitalized loan costs will be amortized over a four year period.

July 2011 Private Placement

On July 5, 2011, the Company entered into a definitive agreement for the sale of common stock to three existing shareholders, including accounts managed by First Eagle Investment Management LLC and Tavistock Life Sciences, in a private placement for aggregate gross proceeds of  $4.75 million. The closing of the private placement occurred on July 7, 2011. Under the terms of the agreement, the Company agreed to sell an aggregate of 25,000,000 shares of common stock at a price of  $0.19 per share. After deducting for fees and expenses, the net proceeds from the sale of the shares of common stock are anticipated to be approximately  $4.4 million. The Company will be required, among other things, to file a resale registration statement within 30 days following the closing that covers the resale by the purchasers of the shares.